UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                January 22, 2004


                          Groen Brothers Aviation, Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

         Utah                       0-18958                  87-0489865
    ---------------              ------------              --------------
    (State or other              (Commission                (IRS Employer
    jurisdiction of               File Number)           Identification Number)
    incorporation)


    2640 West California Ave., Suite A, Salt Lake City, UT       84104-4593
    ------------------------------------------------------       ----------
    (Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code: (801)973-0177

                                 Not applicable
                                ----------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events and Required FD Disclosure

         On January 22, 2004, Groen Brothers Aviation, Inc. (the "Company") announced the appointment of Dennis P. Gauger as Chief Financial Officer and member of the Company's Board of Directors. A copy of the Company's press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits

         (c)      Exhibits

                  99.1     Press Release dated January 22, 2004


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GROEN BROTHERS AVIATION, INC.


Date: January 22, 2004                     By: /s/ David Groen
                                           --------------------
                                           David Groen
                                           President and Chief Executive Officer



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